UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2004

Enivid, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30043	36-4301991
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Naperville Road, Suite 400 Lisle, Illinois 60532
(Address of principal executive offices) (Zip Code)

(630) 799-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14A-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 20, 2004, Enivid, Inc. (“Enivid”), a Delaware corporation (formerly known as divine, inc.), in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period June 1, 2004, through June 30, 2004, in regard to its software, hosting, and corporate businesses.  Enivid also filed a monthly operating report summarizing its disbursements and receipts for the same period. Copies of these reports are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and are incorporated herein by this reference.

On August 26, 2004, Enivid filed similar reports for the period July 1, 2004, through July 31, 2004, respectively. Copies of these reports are attached hereto as Exhibit 99.5 through Exhibit 99.8, respectively, and are incorporated herein by this reference.

On September 16, 2004, Enivid filed similar reports for the period August 1, 2004, through August 31, 2004, respectively.  Copies of these reports are attached hereto as Exhibit 99.9 through Exhibit 99.12, respectively, and are incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description

	99.1	Monthly Operating Report of Enivid’s software business for the period June 1, 2004, through June 30, 2004.

	99.2	Monthly Operating Report of Enivid’s hosting business for the period June 1, 2004, through June 30, 2004.

	99.3	Monthly Operating Report of Enivid’s corporate business for the period June 1, 2004, through June 30, 2004.

	99.4	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period June 1, 2004, through June 30, 2004.

	99.5	Monthly Operating Report of Enivid’s software business for the period July 1, 2004, through July 31, 2004.

	99.6	Monthly Operating Report of Enivid’s hosting business for the period July 1, 2004, through July 31, 2004.

	99.7	Monthly Operating Report of Enivid’s corporate business for the period July 1, 2004, through July 31, 2004.

	99.8	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period July 1, 2004, through July 31, 2004.

	99.9	Monthly Operating Report of Enivid’s software business for the period August 1, 2004, through August 31, 2004.

	99.10	Monthly Operating Report of Enivid’s hosting business for the period August 1, 2004, through August 31, 2004.

	99.11	Monthly Operating Report of Enivid’s corporate business for the period August 1, 2004, through August 31, 2004.

	99.12	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period August 1, 2004, through August 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2004

Enivid, inc.

By:	/s/ James Boles
James Boles
Liquidating CEO

Exhibit Number	Description

99.1	Monthly Operating Report of Enivid’s software business for the period June 1, 2004, through June 30, 2004.

99.2	Monthly Operating Report of Enivid’s hosting business for the period June 1, 2004, through June 30, 2004.

99.3	Monthly Operating Report of Enivid’s corporate business for the period June 1, 2004, through June 30, 2004.

99.4	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period June 1, 2004, through June 30, 2004.

99.5	Monthly Operating Report of Enivid’s software business for the period July 1, 2004, through July 31, 2004.

99.6	Monthly Operating Report of Enivid’s hosting business for the period July 1, 2004, through July 31, 2004.

99.7	Monthly Operating Report of Enivid’s corporate business for the period July 1, 2004, through July 31, 2004.

99.8	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period July 1, 2004, through July 31, 2004.

99.9	Monthly Operating Report of Enivid’s software business for the period August 1, 2004, through August 31, 2004.

99.10	Monthly Operating Report of Enivid’s hosting business for the period August 1, 2004, through August 31, 2004.

99.11	Monthly Operating Report of Enivid’s corporate business for the period August 1, 2004, through August 31, 2004.

99.12	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period August 1, 2004, through August 31, 2004.